FIRST AMENDMENT TO SECOND AMENDED
                           AND RESTATED LOAN AGREEMENT


         THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (the "Agreement") is made and entered into as of this 6th day of May, 1998, between GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation having an office at 3379 Peachtree Road, N.E., Suite 600, Atlanta, Georgia 30326, as lender and agent ("Lender"), and BUSINESS TELECOM, INC., a North Carolina corporation having an office at 4300 Six Forks Road, Raleigh, North Carolina 27609 ("Borrower").

                                   WITNESSETH:

         WHEREAS, Lender and Borrower are party to that certain Second Amended and Restated Loan Agreement, dated as of September 22, 1997 (the "Loan Agreement;" all capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Loan Agreement); and

         WHEREAS, Lender and Borrower desire to amend the Loan Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. Amendments to the Loan Agreement. The Loan Agreement is hereby amended as follows:

                  (a) Subsection (b) of Section 1.9 of the Loan Agreement is hereby amended by deleting therefrom the number "one-quarter of one percent (0.25%)" and inserting in lieu thereof the number "three-eighths of one percent (0.375%)";

                  (b) Clause (i) of Section 8.2(b) of the Loan Agreement is hereby amended by deleting the existing language in its entirety and inserting in lieu thereof, the following "declare all or any portion of the Obligations to be forthwith due and payable, including, without limitation, contingent liabilities with respect to Letter of Credit Obligations, whereupon such Obligations shall become and be due and payable; provided, however, notwithstanding the foregoing but subject to the immediately following proviso, so long as the aggregate amount of Letter of Credit Obligations do not exceed $1,000,000, Lender shall not declare any Letter of Credit Obligations due or payable prior to July 1, 1998; and, provided, further, that upon the occurrence of an Event of Default specified in Sections 8.1(f), (g), (h) or (j), the Obligations (including, without limitation, contingent liabilities with respect to Letter of Credit Obligations) shall become immediately due and payable without declaration, notice or demand by Agent;";

                  (c) Clause (ii) of Section 8.2(b) of the Loan Agreement is hereby amended by inserting immediately at the end of such clause the following; "provided, however, so long as the aggregate amount of Letter of Credit Obligations do not exceed $1,000,000, Lender shall not require the cash collateralization of any such obligations prior to July 1, 1998."; and

                  (d) The definition of the term Maximum Revolving Credit Loan set forth in Section 1.1(a) of the Loan Agreement is hereby amended by inserting immediately before the end of the such definition "provided, however, for purposes of determining the amount of any fee pursuant to Section 1.9(b) of the Loan Agreement, Maximum Revolving Credit Loan shall be $60 million.".

         2. Representations, Warranties, Covenants and Acknowledgments; Release. To induce the Lender to enter into this Agreement:

                  (a) Borrower does hereby represent and warrant that (i) as of the date hereof, all of the representations and warranties made or deemed to be made under the Loan Documents are true and correct, except such representations and warranties which, by their express terms, are applicable only to the Closing Date, (ii) as of the date hereof, after giving effect to the terms hereof and other than as contemplated by that certain waiver letter, dated of even date herewith, from Lender to Borrower (the "Waiver"), there exists no Default or Event of Default under the Loan Agreement or any of the Loan Documents, (iii) Borrower has the power and is duly authorized to enter into, deliver and perform this Agreement, and (iv) this Agreement and each of the Loan Documents is the legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms: and

                  (b) Borrower does hereby reaffirm each of the agreements, covenants, and undertakings set forth in the Loan Agreement and each and every other Loan Document executed in connection therewith or pursuant thereto as if Borrower were making said agreements, covenants and undertakings on the date hereof; and

                  (c) Borrower does hereby acknowledge and agree that no right of offset, defense, counterclaim, claim, causes of action or objection in favor of Borrower against Lender exists arising out of or with respect to (i) the Obligations, this Agreement, the Loan Agreement or any of the other Loan Documents, (ii) any other documents now or heretofore evidencing, securing or in any way relating to the foregoing or (iii) the administration or funding of the Revolving Credit Loans; and

                  (d) Borrower does hereby expressly waive, release and relinquish any and all defenses, setoffs, counterclaims, causes of action or objections, if any, against Lender.

         3. Conditions Precedent. The effectiveness of this Agreement is subject to the following conditions precedent:

                  (a) Delivery of Documents. Borrower shall have delivered to Lender, all in form and substance acceptable to Lender in its sole discretion, executed counterpart originals of this Agreement;

                  (b) Accuracy of Representations and Warranties. All of the representations and warranties made or deemed to be made in this Agreement and under the Loan Documents

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

shall be true and correct as of the date of this Agreement, except such representations and warranties which, by their terms, are applicable to a prior specific date or period; and

                  (c) Expenses. Borrower shall have paid to Lender the costs and expenses referred to in Section 5 hereof.

         4. Effect of this Agreement. As expressly amended hereby, the Loan Agreement shall be and remain in full force and effect as originally written, and shall constitute the legal, valid, binding and enforceable obligations of Borrower to Lender.

         5. Expenses. Borrower agrees to pay on demand all reasonable costs and expenses of Lender in connection with the preparation, execution, delivery and enforcement of this Agreement, the Waiver and all other documents and any other transactions contemplated hereby, including, without limitation, the reasonable fees and out-of-pocket expenses of legal counsel to Lender. Borrower authorizes Lender, as Agent, to charge the foregoing expenses to the Borrower's loan account by increasing the principal amount of the Revolving Credit Loans by the amount of such expenses owed by Borrower in connection herewith.

         6. Miscellaneous. Borrower agrees to take such further action as Lender shall reasonably request in connection herewith to evidence the amendments herein contained to the Loan Agreement. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia.

                            [Signature pages follow]

         IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be duly executed as of the date first above written.

                 BUSINESS TELECOM, INC.



                 By:  _________________________________________________________
                       Name:   Brian K. Branson
                       Title:  Chief Financial Officer




                 GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and Lender



                 By:  _________________________________________________________
                       Name:   Elaine L. Moore
                       Title:  Senior Vice President as duly authorized

                   ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS

         The undersigned each hereby acknowledge and agree to the foregoing First Amendment to Second Amended and Restated Loan Agreement.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals this 6th day of May, 1998.

                 BTI TELECOM CORP.



                 By:  _________________________________________________________
                 Its:

                       SECOND AMENDMENT TO SECOND AMENDED
                           AND RESTATED LOAN AGREEMENT


         THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (the "Agreement") is made and entered into as of this ___ day of June, 1998, between GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation having an office at 3379 Peachtree Road, N.E., Suite 600, Atlanta, Georgia 30326, as lender and agent ("Lender"), and BUSINESS TELECOM, INC., a North Carolina corporation having an office at 4300 Six Forks Road, Raleigh, North Carolina 27609 ("Borrower").

                                   WITNESSETH:

         WHEREAS, Lender and Borrower are party to that certain Second Amended and Restated Loan Agreement, dated as of September 22, 1997 (as the same has been amended by that certain First Amendment to Second Amended and Restated Loan Agreement, dated May 6, 1998, as so amended, the "Loan Agreement;" all capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Loan Agreement); and

         WHEREAS, Lender and Borrower desire to amend the Loan Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         I. Amendments to the Loan Agreement. The Loan Agreement is hereby amended as follows:

                  A. Section 1.1(a) of the Loan Agreement is amended by adding the following defined terms thereto:

                           "Advances" shall mean and include the Revolving
                  Credit Advances and the Capex Advances.

                           "Borrowing Base" shall mean at any time an amount
                  equal to the sum at such time of: (a) up to eighty-five percent (85%) of the aggregate amount of Eligible Accounts; minus (b) the sum of such reserves as Agent may reasonably deem appropriate from time to time.

                           "Capex Advance" shall have the meaning ascribed to
                  such term in Section 1.2A(1) hereof.

                           "Capex Advance Request" shall have the meaning
                  ascribed to such term in Section 1.2A(2) hereof.

                           "Capex Advance Request Date" shall mean the date on
                  which Borrower requests a Capex Advance; provided, however, that Borrower may submit a Capex Advance Request at any time during the term hereof in the event that the amount of Borrower's Eligible Capital Expenditures equal or exceed $1,000,000.

                           "Capex Advance Term" shall mean the period beginning
                  on the date of the execution of the Second Amendment to the Agreement through and including the Commitment Termination Date.

                           "Capex Borrowing Availability" shall mean, for the
                  Capex Advance Term, an amount equal to the lesser of (i) eighty-five percent (85%) of the Eligible Capital Expenditures during the Capex Advance Term, or (ii) the Maximum Capex Loan.

                           "Capex Certificate" shall mean a certificate in the
                  form attached to the Agreement as Exhibit A-3.

                           "Capex Facility" shall mean the secured capital
                  expenditure facility made available by Lenders to Borrower in an amount not to exceed the Maximum Capex Loan.

                           "Capex Note" shall mean a note dated June __, 1998,
                  substantially in the form of Exhibit G-1 to the Agreement, evidencing the Obligation of Borrower to pay the aggregate principal amount of the Capex Advances made by Lenders to Borrower together with all earned or accrued, but unpaid, interest thereon, as the same may be amended, modified or supplemented from time to time (and any promissory note or notes that may be issued from time to time in substitution, renewal, extension, replacement or exchange therefor, whether payable to Lenders or different lenders, whether issued in connection with a Person becoming a lender after the Closing Date or otherwise).

                           "Eligible Accounts" shall mean, as at any date, the
                  aggregate amount of all Accounts at such date payable to Borrower, excluding, in Agent's reasonable discretion, any
                  Account:

                                    (1) which does not arise from the sale of
                           goods or the performance of services by Borrower in the ordinary course of Borrower's business;

                                    (2) upon which (i) Borrower's right to
                           receive payment is not absolute or is contingent upon the fulfillment of any condition whatever or (ii) Borrower is not able to bring suit or otherwise enforce its remedies against the Account Debtor through judicial process;

                                    (3) against which is asserted any defense,
                           counterclaim or setoff;

                                    (4) that is not a true and correct statement
                           of a bona fide Indebtedness incurred in the amount of the Account for goods or services sold and accepted by the Account Debtor obligated upon such Account;

                                    (5) that is not owned by Borrower or is
                           subject to any right, claim, or interest of another, other than the Lien in favor of Agent, on behalf of Lenders;

                                    (6) that arises from a sale to or
                           performance of services for an employee, Affiliate, parent or Subsidiary of Borrower, or an entity which has common officers or directors with Borrower;

                                    (7) that is the obligation of an Account
                           Debtor that is the federal government or a political subdivision thereof unless Agent has agreed to the contrary in writing and Borrower has complied with the Federal Assignment of Claims Acts of 1940, and any amendments thereto, with respect to such obligation;

                                    (8) that is the obligation of an Account
                           Debtor located in a foreign country;

                                    (9) that is the obligation of an Account
                           Debtor to whom Borrower is liable for goods sold or services rendered by the Account Debtor to Borrower;

                                    (10) that arises with respect to goods which
                           are delivered on a cash-on-delivery basis or placed on consignment, guaranteed sale or other terms by reason of which the payment by the Account Debtor may be conditional;

                                    (11) that is in default; provided, however,
                           that an Account shall be deemed in default upon the occurrence of any of the following:

                                             (i) the Account is not paid within
                                    sixty (60) days from its due date or ninety
                                    (90) days from its invoice date;

                                             (ii) if any Account Debtor
                                    obligated on such Account suspends business, makes a general assignment for the benefit of creditors, or fails to pay its debts generally as they come due; or

                                             (iii) if any petition is filed by
                                    or against any Account Debtor obligated upon such Account under any bankruptcy law or any other national, state or provincial receivership, insolvency relief or other law or laws for the relief of debtors;

                                    (12) which is the obligations of an Account
                           Debtor that is in default (as defined in subparagraph
                           (11) above) on fifty percent (50%) or more of the Accounts upon which such Account Debtor is obligated;

                                    (13) with net credit balances over sixty
                           (60) days past their due date or ninety (90) days past their invoice date;

                                    (14) which arises from any bill-and-hold or
                           other sale of goods which remain in Borrower's possession or under Borrower's control;

                                    (15) that is not otherwise reasonably
                           acceptable to Agent:

                                    (16) as to which Agent's interest therein is
                           not a first-priority perfected security interest;

                                    (17) to the extent the Account exceeds any
                           credit limit established by Agent in Agent's reasonable discretion; or

                                    (18) as to which any of Borrower's
                           representations or warranties pertaining to Accounts are untrue in any material respect.

                           "Eligible Capital Expenditures" shall mean any and all payments and accruals for fixed assets (including, without limitation, the appraised value of currently owned fixed assets), improvements or additions and accruals for fixed assets, improvements or additions and associated installation costs that are related to providing telecommunication services to customers or monitoring the network that provides such telecommunications services and that have a useful life of more than one year and that are required to be capitalized under GAAP which is owned by Borrower and not subject to any right, claim or interest of another other than a Lien in favor of Agent, on behalf of Lenders, including leasehold improvements at switching centers and POP (point-of-presence) sites and internal telecommunications equipment, but excluding line access charges, leased pagers, technician vans and replacement equipment included in the vans and any other such expenditures not otherwise acceptable to Agent in its reasonable discretion; provided, however, notwithstanding anything to the contrary contained in this Agreement, no payments or accruals with respect to that certain IRU Agreement, dated as of October 31, 1997, by and between Qwest Communications Corporation and Borrower shall be included or deemed to constitute Eligible Capital Expenditures, provided, further that the value of all Eligible Capital Expenditures shall be based on (i) the most current appraisal received by Agent, which appraisal shall have been conducted by an appraiser acceptable to Agent in its sole discretion and shall be in a form satisfactory to Agent related to fixed assets currently owned by Borrower, or (ii) the invoice amount paid by Borrower for fixed assets purchased by Borrower after March 1, 1998, which fixed assets would otherwise qualify as Eligible Capital Expenditures hereunder; provided that simultaneously with any Capex Advance Request related to such fixed assets, which would otherwise qualify as Eligible Capital Expenditures hereunder, Agent shall be provided copies of all such invoices upon request and shall determine the value of such fixed assets therefrom.

                           "Maximum Capex Loan" shall mean $30,000,000.00 at any time on or before September 22, 2000, $25,000,000 at any time from September 23, 2000 to September 22, 2001, and $20,000,000 at any time from September 23, 2001 to the Commitment Termination Date.

                           "Type of Loan" shall mean, with respect to any Loan, that such Loan is (i) the Revolving Credit Facility or (ii) the Capex Facility, each of which shall be a "Type" of Loan.

         A. Section 1.1(a) of the Loan Agreement is hereby further amended with the following changes:

                           (i) The definition of "Applicable Spread" is hereby
                  amended by adding thereto the phrase "and the Capex Facility" following the phrase "Revolving Credit Facility."

                           (ii) The definition of "Commitment Termination Date"
                  is hereby amended by deleting therefrom the phrase "Revolving Credit."

                           (iii) The definition of "LIBOR Option" is hereby
                  amended by adding thereto the phrase "with respect to each Type of Loan" after the word "mean."

                           (iv) The definition of "Loan Documents" is hereby
                  amended by deleting the phrase "Revolving Credit" therefrom.

                           (v) The definition of "Loans" is hereby amended by
                  adding thereto the phrase "and the Capex Facility" following the phrase "Revolving Credit Facility."

                           (vi) The definition of "Maximum Revolving Credit
                  Loan" is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  "Maximum Revolving Credit Loan" shall mean an amount equal to $30,000,000.00

                           (vii) The definition of "Notes" is hereby deleted in
                  its entirety and the following is inserted in lieu thereof:

                           "Notes" shall mean and include the Revolving Credit Note and the Capex Note.

                           (viii) The definition of "Prime Rate Option" is
                  hereby amended by adding thereto the phrase "with respect to each Type of Loan" following the word "mean."

                           (ix) The definition of "Revolving Credit Borrowing
                  Availability" is hereby deleted in its entirety and the following is inserted in lieu thereof:

                           "Revolving Credit Borrowing Availability" shall mean, at any time, the lesser at such time of (i) an amount equal to the Maximum Revolving Credit Loan minus the Letter of Credit Obligations then outstanding (if any) and such reserves as Agent may reasonably deem appropriate, and (ii) the Borrowing Base minus the Letter of Credit Obligations then outstanding (if any).

                           (x) The definition of "Termination Date" is hereby
                  amended by adding thereto the phrase ", the Capex Facility" following the phrase "Revolving Credit Loan."

                           (xi) The definition of "Total Commitment" is hereby
                  amended by deleting the definition in its entirety and inserting the following in lieu thereof:

                           "Total Commitment" shall mean the $30 million Revolving Credit Facility and, initially, the $30 million Capex Facility, and thereafter, the Maximum Capex Loan.

         A. The Loan Agreement is hereby further amended by adding the following
Section 1.2A thereto, immediately following the end of Section 1.2(c):

                           1.2A Capital Expenditure Facility.

                                    a) Upon and subject to the terms and
                  conditions of this Agreement, Lenders agree to make advances (each a "Capex Advance"), from time to time, to Borrower against Eligible Capital Expenditures in an aggregate amount outstanding which shall not exceed the Capex Borrowing Availability. Amounts repaid under the Capex Facility may not thereafter be reborrowed. The Capex Facility shall be evidenced by the Capex Note. The date and amount of each Capex Advance and each payment of principal with respect thereto shall be recorded on the books and records of Agent, which books and records shall constitute evidence of the accuracy of the information therein recorded.

                                    a) On or promptly after each Capex Advance
                  Request Date, Borrower shall furnish Agent with a request for a Capex Advance (each, a "Capex Advance Request") which (A) has attached thereto a Capex Certificate substantially in the form of Exhibit A-3 hereto, completed and signed by the chief executive officer or chief financial officer of Borrower, (B) sets forth the amount of the proposed Capex Advance and whether it is a Prime Rate Option Advance or a LIBOR Option Advance, and (C) furnishes such other information as may be requested by Agent. Each such Capital Advance Request shall be given in writing, substantially in the form of Exhibit A-3 hereto, and shall be sent by Borrower via telecopy, hand delivery or United States mail to Agent at General Electric Capital Corporation, 3379 Peachtree Road, NE, Suite 600, Atlanta, Georgia 30326, Attention: Senior Vice President - BTI Portfolio (or such other person or address as Agent may designate to Borrower in writing), Fax No. (404) 262-9175 within ten (10) days after the Capex Advance Request Date. The proceeds of each Capex Advance shall be used by Borrower to repay the Revolving Credit Loan to the extent such capital expenditures have been paid from the proceeds of any Revolving Credit Advances and, accordingly, Borrower irrevocably authorizes and instructs Agent to apply the proceeds of such amounts against the outstanding balance of the Revolving Credit Loan and, the balance, if any, shall be placed in an account designated by Borrower, which account shall be the subject of the lien of Agent, for the benefit of Lenders. To the extent that Borrower has not paid for such capital expenditures out of the Revolving Credit

                  Facility, Borrower shall furnish to Agent the information set forth above in this paragraph (ii), each creditor's wire transfer information and such other information as Agent may request and Agent shall wire transfer the amounts payable to such creditors from the proceeds of the Capex Advance and, the balance, if any, shall be placed in an account designated by Borrower, which account shall be the subject of the lien of Agent, for the benefit of Lenders. Borrower agrees that in making any Capex Advance hereunder, Agent shall be entitled to rely upon and shall be fully protected under this Agreement in relying upon any Capex Advance Request believed by Agent to be genuine and in assuming that the persons executing and delivering the same were duly authorized, unless the responsible individual acting thereon for Agent shall have actual knowledge to the contrary. Borrower hereby agrees that Agent can require new appraisals related to Eligible Capital Expenditures at any time or from time to time; provided, however, that as long has no Default has occurred hereunder (or an event that with notice or the passage of time or both would constitute a Default hereunder), Agent hereby agrees that such appraisals shall not be required any more frequently than annually. Such appraisals shall be conducted by an appraiser satisfactory to Agent, in its sole discretion, and shall be in a form acceptable to Agent.

                                    a) The aggregate principal amount of the
                  Capex Note is due and payable on the Commitment Termination Date; provided, that, in the event that the Capex Advances outstanding at any time exceed the Maximum Capex Loan, Borrower shall immediately pay to Lenders such excess amount.

                  (d) The Loan Agreement is hereby further amended by making the following changes thereto:

                           (i) Section 1.3(a) of the Loan Agreement is hereby
                  amended by deleting therefrom the phrase "Revolving Credit."

                           (ii) Section 1.3(b) of the Loan Agreement is hereby
                  amended by deleting therefrom both references to the phrase "Revolving Credit."

                           (iii) Section 1.4(a) of the Loan Agreement is hereby
                  amended by adding thereto the phrase "and the Capex Facility" following the phrase "Revolving Credit Loan."

                           (iv) Section 1.4(a) of the Loan Agreement is hereby
                  further amended by deleting therefrom both references to the phrase "Revolving Credit Advances" and inserting in lieu thereof the word "Advances."

                           (v) Section 1.4(a) of the Loan Agreement is hereby
                  further amended by adding thereto the following phrase "and
                  (iii) the immediate repayment of the entire outstanding balance of the Capex Facility including all accrued and unpaid interest, fees and expenses thereon and (iv) the termination of

                  Borrower's right to receive and Lenders' obligation to make Capex Advances hereunder" following the phrase "Section 1.5 hereof."

                           (vi) Section 1 .4(b) of the Loan Agreement is hereby
                  amended by adding thereto the following subsection (v) immediately following subsection (iv) thereof:

                           "(v) In the event Borrower shall be required to
                  prepay the Revolving Credit Loan hereunder, the Borrower shall also immediately repay the Capex Facility."

                           (vii) Section 1.6 of the Loan Agreement is hereby
                  amended by deleting therefrom the phrase "capital expenditures."

                           (viii) Section 1.6 of the Loan Agreement is hereby
                  further amended by adding thereto the sentence "Borrower shall use the proceeds of the Capex Facility solely to repay Revolving Credit Advances or to pay creditors for Eligible Capital Expenditures as provided for and in accordance with
                  Section 1.2A(2)" immediately following the last sentence thereof.

                           (vix) Section 1.7 of the Loan Agreement is hereby
                  amended by adding thereto the phrase "the Capex Facility and all Capex Advances" following the phrase "Revolving Credit Advances" in the first line thereof.

                           (x) Section 1.8(a) of the Loan Agreement is hereby
                  amended by deleting therefrom the phrase "Revolving Credit Loan is" and inserting in lieu thereof the words "Loans are" in the third line thereof.

                           (xi) Section 1.8(a) of the Loan Agreement is hereby
                  further amended by adding thereto the phrase "for each Type of Loan" following the phrase "a floating rate" in the third line thereof.

                           (xii) Section 1 .8(a) of the Loan Agreement is hereby
                  further amended by adding thereto the phrase "for each Type of Loan" following the phrase "a fixed rate for" in the fourth line thereof.

                           (xiii) Section 1 .8(b) of the Loan Agreement is
                  hereby amended by deleting from the third line thereof the phrase "Revolving Credit."

                           (xiv) Section 1.8(f) of the Loan Agreement is hereby
                  amended by adding thereto the phrase "or Capex Advance" following the phrase "Revolving Credit Loan" in the first line thereof.

                           (xv) Section 1.8(g) of the Loan Agreement is hereby
                  amended by deleting the phrase "the Loan" from the third line thereof and inserting in lieu thereof the phrase "any of the Loans."


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

                           (xvi) Section 1.8(h)(i)(iii) of the Loan Agreement is
                  hereby amended by deleting both references to the phrase "Revolving Credit" in the second and fourth lines thereof.

                           (xvii) Section 1.8(h)(i)(iv) of the Loan Agreement is
                  hereby amended by deleting therefrom the reference to the phrase "Revolving Credit" from the fifth line thereof.

                           (xviii) The Loan Agreement is hereby amended by
                  adding thereto the following as a new Sections 1.8A and 1.8B immediately following Section 1.8:

                                    1.8A Eligible Accounts. Based on the most
                           recent Schedule of Accounts delivered by Borrower to Agent in accordance with the terms of the Security Agreement and on other information available to Agent, Agent shall reasonably determine which Accounts shall be deemed to be "Eligible Accounts" for purposes of determining the amounts, if any, to be advanced to Borrower.

                                    1.8B Borrowing Base Certificate. Borrower
                           shall provide to Agent monthly, no later than ten
                           (10) days following the end of each Fiscal Month, a Borrowing Base Certificate related to the Revolving Credit Loans, substantially in the form of Exhibit A-2 hereto.

                           (xix) Section 1.9 of the Loan Agreement is hereby
                  amended by deleting therefrom the phrase "difference between the respective daily averages of (i) the Maximum Revolving Credit Loan and (ii) the Revolving Credit Loan plus outstanding Letter of Credit Obligations to Borrower" and inserting in lieu thereof the phrase "sum of (i) the Maximum Revolving Credit Loan minus (A) the Revolving Credit Loans then outstanding plus (B) the letter of Credit Obligations then outstanding plus (ii) the Maximum Capex Loan minus the Capex Advances then outstanding."

                           (xx) Section 1.11 of the Loan Agreement is hereby
                  amended by deleting therefrom the phrase "Revolving Credit Loan" in the fifth line thereof and inserting in lieu thereof the word "Loans."

                           (xxi) Section 1.13(e) of the Loan Agreement is hereby
                  amended by deleting therefrom the phrase "Revolving Credit Notes" in the twenty-first line thereof and inserting in lieu thereof the word "Notes."

                           (xxii) Section 1.15(a) of the Loan Agreement is
                  hereby amended by adding thereto the phrase ", the Capex Note" following references to the phrase the "Revolving Credit Note" in the second, fifth and sixth lines thereof.

                           (xxiii) Section 1.15(d) of the Loan Agreement is
                  hereby amended by deleting therefrom the phrase "Revolving Credit" in the third line thereof.

                           (xxiv) Section 2.1(k) of the Loan Agreement is hereby
                  amended by adding thereto the phrase "and the Capex Facility" following the phrase "Revolving Credit Facility" in the sixth line thereof.

                           (xxv) Section 2.2(a) of the Loan Agreement is hereby
                  amended by adding thereto the phrase "or Capex Advance" following the phrase "Revolving Credit Advance" in the first line thereof.

                           (xxvi) Section 2.2(b) of the Loan Agreement is hereby
                  amended by adding thereto the phrase "Capex Advance or" following the phrase "Revolving Credit Advance or" in the second line thereof.

                           (xxvii) Section 2.2 of the Loan Agreement is hereby
                  amended by adding thereto the phrase "or Capex Advance" following the phrase "Revolving Credit Advance" in the first line of the final paragraph thereof.

                           (xxviii) Section 10.1(a) of the Loan Agreement is
                  hereby amended by deleting therefrom both references to "Revolving Credit Notes" in the twenty-fifth and twenty-seventh lines thereof and inserting in lieu thereof the word "Notes."

                           (xxix) Section 10.1(c) of the Loan Agreement is
                  hereby amended by deleting therefrom the phrase "Revolving Credit" in the fourth line thereof.

                           (xxx) Section 10.2 of the Loan Agreement is hereby
                  amended by deleting therefrom the phrase "Revolving Credit" in the sixth line thereof.

                           (xxxi) Section 10.7 of the Loan Agreement is hereby
                  amended by deleting therefrom both references to the phrase "Revolving Credit" in the third and ninth lines thereof.

                           (xxxii) Section 10.8(a)(i) of the Loan Agreement is
                  hereby amended by deleting therefrom both references to the phrase "Revolving Credit" in the second line thereof.

                           (xxxiii) Section 10.8(b) of the Loan Agreement is
                  hereby amended by deleting therefrom the word "Revolving" before the word "Lender" in the second line thereof.

                           (xxxiv) Section 10.8(b) of the Loan Agreement is
                  hereby further amended by deleting therefrom the phrase "Revolving Credit Advance" in the second line thereof and inserting in lieu thereof the word "Advance."

                           (xxxv) Section 10.8(d) of the Loan Agreement is
                  hereby amended by deleting therefrom the word "Revolving" before the word "Lender" in the first and fourth lines thereof.

                           (xxxvi) Section 10.8(d) of the Loan Agreement is
                  hereby further amended by deleting the phrase "Revolving Credit Advance" in the second line thereof and inserting in lieu thereof the word "Advance."

                           (xxxvii) Section 10.8(f) of the Loan Agreement is
                  hereby amended by deleting therefrom both references to the phrase "Revolving Credit" in the third and sixth lines thereof.

                           (xxxviii) Section 11.1(c) of the Loan Agreement is
                  hereby amended by deleting therefrom all four references to the phrase "Revolving Credit" in the twenty-first, twenty-second, twenty-fifth and twenty-sixth lines thereof.

                           (xxxix) Section 11.2(a) of the Loan Agreement is
                  hereby amended by deleting therefrom the phrase "Revolving Credit" in the second line thereof.

                           (xxxx) The Loan Agreement is hereby amended by
                  deleting Exhibit A-2 entitled "Form of Borrowing Base Certificate" in its entirety and inserting in lieu thereof the Exhibit A-2 entitled "Form of Revolving Credit Borrowing Base Certificate," as the same is attached hereto and incorporated herein by reference.

                           (xxxxi) The Loan Agreement is hereby amended by
                  adding a new Exhibit A-3 entitled "Form of Capex Borrowing Base Certificate" thereto, in the form attached hereto and incorporated herein by reference.

                           (xxxxii) The Loan Agreement is hereby amended
                  by adding a new Exhibit G-1 entitled "Form of Capex Note" thereto, in the form attached hereto and incorporated herein by reference.

                  (d) The Loan Agreement is hereby further amended by making the following changes to Section 6.11 thereof:

                           (i) Section 6.11(a) of the Loan Agreement is hereby
                  deleted in its entirety and the following is inserted in lieu thereof:

                                    (a) Minimum Consolidated Interest Coverage
                           Ratio. Borrower shall not permit its Consolidated Interest Coverage Ratio as of the end of any of the following Fiscal Quarters to be less than the respective ratio shown opposite thereto:

                                                                                  Minimum Consolidated
                  Fiscal Quarter                                                 Interest Coverage Ratio
                  --------------                                                 -----------------------

                  Third Fiscal Quarter, 1999 and                                        2.0 to 1
                  any Fiscal Quarter thereafter


                           (ii) Section 6.11(b) of the Loan Agreement is hereby
                  deleted in its entirety and the following is inserted in lieu thereof:

                                    (b)      Maximum Capital Expenditures.

                                             (i) Borrower shall not permit the
                                    amount of Capital Expenditures for Fiscal
                                    Year 1998 to exceed $109,297,000 in the
                                    aggregate.

                                             (ii) Borrower shall not permit the
                                    aggregate amount of Capital Expenditures for Fiscal Year 1999 to exceed (i) $66,572,000 plus (ii) an amount equal to one hundred percent (100%) of that portion, if any, of the permitted maximum Capital Expenditures for Fiscal Year 1998 which were not expended by Borrower in such Fiscal Year.

                                             (iii) Borrower shall not permit the
                                    aggregate amount of Capital Expenditures for Fiscal Year 2000 to exceed (i) $23,195,000 plus (ii) an amount equal to one hundred percent (100%) of that portion, if any, of the permitted maximum Capital Expenditures for Fiscal Year 1999 which were not expended by Borrower in such Fiscal Year.

                                             (iv) Borrower shall not permit the
                                    aggregate amount of Capital Expenditures for Fiscal Year 2001 to exceed an amount equal to ninety percent (90%) of the difference between EBITDA for such Fiscal Year and Consolidated Interest Expense for such Fiscal Year.

                                             (v) Borrower shall not permit the
                                    aggregate amount of Capital Expenditures for Fiscal Year 2002 to exceed an amount equal to ninety percent (90%) of the difference between EBITDA for such Fiscal Year and Consolidated Interest Expense for such Fiscal Year.

                                             (iii) Section 6.11(c) is hereby
                                    deleted in its entirety.

                                             (iv) Section 6.11(d) is hereby
                                    deleted in its entirety and the following is inserted in lieu thereof:

                                    (d)     Minimum EBITDA.

                                             (i) Borrower shall not permit its
                                    cumulative EBITDA for the trailing twelve
                                    (12) Fiscal Months ending on the last day of the Fiscal Months set forth below to be less than the respective amount shown opposite thereto:

Trailing Twelve (12) Fiscal               Minimum Cumulative
Months Ending on Last Day of:                    EBITDA
-----------------------------             -------------------
June, 1998                                    ($5,415,000)
July, 1998                                    ($6,560,000)
August, 1998                                  ($7,950,000)
September, 1998                               ($8,465,000)
October, 1998                                 ($8,430,000)
November, 1998                                ($8,015,000)
December, 1998                                ($7,170,000)
January, 1999                                 ($6,330,000)
February, 1999                                ($5,730,000)
March, 1999                                   ($5,000,000)
April, 1999                                   ($4,000,000)
May, 1999                                     ($3,000,000)
June, 1999                                    ($1,000,000)
September, 1999                                $4,460,000

                                              (ii) Borrower shall not permit its
                           cumulative EBITDA for the four (4) consecutive Fiscal Quarters ending on the last day of any Fiscal Quarters set forth below to be less than the respective amount shown opposite thereto:

Four (4) Fiscal Quarters                   Minimum Cumulative
Ending on Last Day of:                          EBITDA
----------------------                     -------------------

Fourth Fiscal Quarter 1999                     $ 9,600,000
First Fiscal Quarter 2000                      $14,490,000
Second Fiscal Quarter 2000                     $19,265,000
Third Fiscal Quarter 2000                      $24,000,000
Fourth Fiscal Quarter 2000                     $28,770,000
First Fiscal Quarter 2001                      $33,830,000
Second Fiscal Quarter 2001                     $38,855,000
Third Fiscal Quarter 2001                      $43,885,000
Fourth Fiscal Quarter 2001                     $48,710,000
First Fiscal Quarter 2002                      $53,500,000
Second Fiscal Quarter 2002                     $58,325,000
Third Fiscal Quarter 2002                      $63,165,000
Fourth Fiscal Quarter 2002                     $67,960,000


         I. Representations, Warranties, Covenants and Acknowledgments; Release. To induce Lender to enter into this Agreement:

                  A. Borrower does hereby represent and warrant that (i) as of the date hereof, all of the representations and warranties made or deemed to be made under the Loan Documents are true and correct, except such representations and warranties which, by their express terms, are applicable only to the Closing Date, (ii) as of the date hereof, after giving effect to the terms hereof, there exists no Default or Event of Default under the Loan Agreement or any of the Loan Documents, (iii) Borrower has the power and is duly authorized to enter into, deliver and perform this Agreement, and (iv) this Agreement and each of the Loan Documents is the legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms; and

                  A. Borrower does hereby reaffirm each of the agreements, covenants, and undertakings set forth in the Loan Agreement and each and every other Loan Document executed in connection therewith or pursuant thereto as if Borrower were making said agreements, covenants and undertakings on the date hereof; and

                  A. Borrower does hereby acknowledge and agree that no right of offset, defense, counterclaim, claim, causes of action or objection in favor of Borrower against Lender exists arising out of or with respect to (i) the Obligations, this Agreement, the Loan Agreement or any of the other Loan Documents, (ii) any other documents now or heretofore evidencing, securing or in any way relating to the foregoing or (iii) the administration or funding of the Revolving Credit Loans or the Capex Facility; and

                  A. Borrower does hereby expressly waive, release and relinquish any and all defenses, setoffs, claims, counterclaims, causes of action or objections, if any, against Lender.

         I. Conditions Precedent. The effectiveness of this Agreement is subject to the following conditions precedent:

                  A. Delivery of Documents. Borrower shall have delivered to Lender, all in form and substance acceptable to Lender in its sole discretion, (i) executed counterpart originals of this Agreement, (ii) executed originals of the Third Amended and Restated Revolving Credit Note and the Capex Note, (iii) an Acknowledgment and Consent of Guarantor, in form and substance satisfactory to Lender, and (iv) such other documentation as Lender may reasonably require in connection herewith, including, without limitation, (i) a Secretary's Certificate of each of Borrower and Guarantor, (ii) an Opinion letter, in form and substance satisfactory to Lender, from counsel to Borrower and Guarantor, (iii) amendments to certain of the Collateral Documents, and (iv) a Security Agreement, in form and substance satisfactory to Lender, as executed by Business Telecom of Virginia, Inc. in favor of Lender, together with such UCC-1 Financing Statements as may be necessary in connection therewith, which Security Agreement shall be delivered no later than thirty (30) days following the date of this Agreement; provided, that, any failure to deliver such Security Agreement (and accompanying documents) within thirty (30) days of the date of this Agreement shall be deemed an Event of Default under the Loan Agreement; and

                  A. Accuracy of Representations and Warranties. All of the representations and warranties made or deemed to be made in this Agreement and under the Loan Documents shall be true and correct as of the date of this Agreement, except such representations and warranties which, by their terms, are applicable to a prior specific date or period; and

                  A.Fee. Borrower shall have paid to Lender an amendment fee in the amount described in the side letter attached hereto.

                  A. Expenses. Borrower shall have paid to Lender the costs and expenses referred to in Section 5 hereof.

                  I. Effect of this Agreement. As expressly amended hereby, the Loan Agreement shall be and remain in full force and effect as originally written, and shall constitute the legal, valid, binding and enforceable obligations of Borrower to Lender.

                  I. Expenses. Borrower agrees to pay on demand all reasonable costs and expenses of Lender in connection with the preparation, execution, delivery and enforcement of this Agreement and all other documents and any other transactions contemplated hereby, including, without limitation, the reasonable fees and out-of-pocket expenses of legal counsel to Lender. Borrower authorizes Lender, as Agent, to charge the foregoing expenses to the Borrower's loan account by increasing the principal amount of the Revolving Credit Loans by the amount of such expenses owed by Borrower in connection herewith.

                  I. Miscellaneous. Borrower agrees to take such further action as Lender shall reasonably request in connection herewith to evidence the amendments herein contained to the Loan Agreement. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia.

                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be duly executed as of the date first above written.


                BUSINESS TELECOM, INC.



                By:  _________________________________________________________
                      Name:   ________________________________________________
                      Title:  ________________________________________________



                       [SIGNATURES CONTINUED ON NEXT PAGE]

               GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and Lender




               By:  _________________________________________________________
                     Elaine L. Moore
                     Senior Vice President as duly authorized

                          ACKNOWLEDGMENT AND AGREEMENT


The undersigned hereby acknowledges and agrees to the foregoing Second Amendment to Second Amended and Restated Loan Agreement.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals this ___ day of June, 1998.

         BTI TELECOM CORP.



         By:  _________________________________________________________
         Its:  ________________________________________________________





                          ACKNOWLEDGMENT AND AGREEMENT

         The undersigned hereby acknowledges that the foregoing Second Amendment to Second Amended and Restated Loan Agreement shall not affect the enforceability or validity of any Loan Document executed by the undersigned.




                      _______________________________________ (Seal)
                      Peter T. Loftin

                               FORM OF SIDE LETTER



                                  See Attached.

                                   EXHIBIT A-2

               FORM OF REVOLVING CREDIT BORROWING BASE CERTIFICATE



                                  See Attached.

                                   EXHIBIT A-3

                    FORM OF CAPEX BORROWING BASE CERTIFICATE



                                  See Attached.

                                   EXHIBIT G-1

                               FORM OF CAPEX NOTE



                                  See Attached.